UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 20, 2020

NOBLE ENERGY, INC.
(Exact name of Registrant as specified in its charter)

Delaware		001-07964	73-0785597
(State or other jurisdiction of incorporation or organization)		Commission File Number	(I.R.S. Employer Identification No.)

1001 Noble Energy Way
Houston,	Texas		77070
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:		(281)	872-3100
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	NBL	The Nasdaq Stock Market LLC
(NASDAQ Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition
Noble Energy, Inc. and its subsidiaries (the "Company") present in this Item 2.02 certain information regarding commodity price realizations and changes in the fair value of its derivative instruments for the fiscal quarter ended March 31, 2020. Additionally, this Item 2.02 includes the Company's forward open hedge positions updated as of April 17, 2020. The Company has not yet completed its quarter-end financial close process for the quarter ended March 31, 2020. These estimates of the Company's commodity price realizations, changes in fair value of its derivative instruments and open hedge positions are subject to change upon completion of the Company's financial statement closing procedures.
In accordance with General Instruction B.2. of Form 8-K, the information set forth herein is deemed "furnished" and shall not be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.
Commodity Price Realizations
The following table outlines the Company's anticipated regional oil, natural gas liquids and natural gas pricing for the three months ended March 31, 2020, which does not include the impacts of hedges settled in the period.

Average Realized Sales Prices	Three Months Ended March 31, 2020
Crude Oil and Condensate ($/Bbl)
United States Onshore	$46.10
Equatorial Guinea	47.35
Natural Gas Liquids ($/Bbl)
United States Onshore	$10.30
Natural Gas ($/Mcf)
United States Onshore	$1.27
Israel	5.36
Equatorial Guinea	0.27
Derivative Instruments and Hedging Activities
The following table summarizes the gain on commodity derivative instruments the Company expects to report for the three months ended March 31, 2020.

(millions)	Three Months Ended March 31, 2020
Cash (Received) Paid in Settlement of Commodity Derivative Instruments
Crude Oil (1)	$(210)
NGL	—
Natural Gas	2
Total Cash Received in Settlement of Commodity Derivative Instruments	(208)
Non-cash Portion of (Gain) Loss on Commodity Derivative Instruments
Crude Oil	(187)
NGL	(10)
Natural Gas	16
Total Non-cash Portion of Gain on Commodity Derivative Instruments	(181)
(Gain) Loss on Commodity Derivative Instruments
Crude Oil	(397)
NGL	(10)
Natural Gas	18
Total Gain on Commodity Derivative Instruments	$(389)

(1)
During first quarter 2020, we monetized certain crude oil derivative instruments by settling the instruments prior to their original settlement dates and entered into certain new instruments for the remainder of the year. Net cash received in the first quarter for these transactions was $145 million.

Open Derivative Positions
The following table summarizes the Company's open crude oil derivative positions as of April 17, 2020:

					Swaps		Collars
Settlement Month	Settlement Year	Type of Contract	Index	Bbls Per Day	Weighted Average Differential	Weighted Average Fixed Price	Weighted Average Short Put Price	Weighted Average Floor Price	Weighted Average Ceiling Price
Apr-Jun	2020	Swaps	NYMEX WTI	120,500	$—	$35.85	$—	$—	$—
Jul-Sep	2020	Swaps	NYMEX WTI	37,500	—	36.80	—	—	—
Oct-Dec	2020	Swaps	NYMEX WTI	14,500	—	51.91	—	—	—
Jul-Dec	2020	Three-Way Collars	NYMEX WTI	53,000	—	—	10.00	25.00	37.20
Jul-Dec	2020	Sold Call Swaptions	NYMEX WTI	11,000	—	58.95	—	—	—
Apr-Dec	2020	Sold Calls	NYMEX WTI	8,000	—	65.59	—	—	—
Apr	2020	Basis Swaps	Midland (1)	15,000	(5.01)	—	—	—	—
May-Sep	2020	Basis Swaps	Midland (1)	27,000	(4.03)	—	—	—	—
Oct-Dec	2020	Basis Swaps	Midland (1)	22,000	(4.21)	—	—	—	—
May-Jun	2020	Basis Swaps	WTI Roll (2)	96,000	(2.63)	—	—	—	—
Jul-Sep	2020	Basis Swaps	WTI Roll (2)	78,000	(2.28)	—	—	—	—
Oct-Dec	2020	Basis Swaps	WTI Roll (2)	64,000	(2.19)	—	—	—	—

(1)
We entered into crude oil basis swap contracts in order to fix the differential between pricing in Midland, Texas, and Cushing, Oklahoma. The weighted average differential represents the amount of reduction to Cushing, Oklahoma prices for the notional volumes covered by the basis swap contracts.

(2)	Represents the value differential associated with NYMEX futures delivery months and prompt month physical delivery.

The following table summarizes the Company's open NGL derivative positions as of April 17, 2020:

					Swaps
Settlement Month	Settlement Year	Type of Contract	Index	Bbls per Day	Weighted Average Fixed Price
Apr-Sep	2020	Ethane Swaps	Mont Belvieu	2,000	$7.77
Apr-Sep	2020	Propane Swaps	Mont Belvieu	5,000	21.04
Apr-Sep	2020	Isobutane Swaps	Mont Belvieu	1,000	25.36
Apr-Sep	2020	Butane Swaps	Mont Belvieu	1,500	24.31

The following table summarizes the Company's open natural gas derivative positions as of April 17, 2020:

					Swaps		Collars
Settlement Month	Settlement Year	Type of Contract	Index	MMBtu Per Day	Weighted Average Differential	Weighted Average Fixed Price	Weighted Average Short Put Price	Weighted Average Floor Price	Weighted Average Ceiling Price
Apr-Dec	2020	Swaps	NYMEX HH	90,000	$—	$2.60	$—	$—	$—
Apr-Dec	2020	Sold Puts	NYMEX HH	90,000	—	—	2.15	—	—
Apr-Oct	2020	Three-Way Collars	NYMEX HH	40,000	—	—	2.25	2.70	2.85
Jan-Dec	2020	Basis Swaps	CIG (1)	139,000	(0.56)	—	—	—	—
Jan-Dec	2020	Basis Swaps	WAHA (1)	49,500	(1.05)	—	—	—	—
Jan-Dec	2021	Swaps	NYMEX HH	70,000	—	2.42	—	—	—
Jan-Dec	2021	Sold Call Swaptions	NYMEX HH	70,000	—	2.42	—	—	—
Jan-Dec	2021	Three-Way Collars	NYMEX HH	62,000	—	—	1.90	2.40	2.88
Jan-Dec	2021	Basis Swaps	CIG (1)	60,000	(0.52)	—	—	—	—
Jan-Dec	2021	Basis Swaps	WAHA (1)	32,000	(0.71)	—	—	—	—

(1)
These contracts establish a fixed amount for the differential between index pricing for Colorado Interstate Gas (CIG) and Waha Hub versus NYMEX Henry Hub (HH). The weighted average differential represents the amount of reduction to NYMEX HH prices for the notional volumes covered by the basis swap contracts.

Cautionary Statement Concerning Forward-Looking Statements
This Report contains certain "forward-looking statements" within the meaning of federal securities laws. Words such as "anticipates", “plans”, “estimates”, "believes", "expects", "intends", "will", "should", "may", and similar expressions may be used to identify forward-looking statements. Forward-looking statements are not statements of historical fact and reflect Noble Energy's current views about future events. Such forward-looking statements may include, but are not limited to, developments in the COVID-19 pandemic and the resulting impact on our business and operations, future financial and operating results, future disclosures of historical financial and operating results, and other statements that are not historical facts, including estimates of oil and natural gas reserves and resources, estimates of future production, assumptions regarding future oil and natural gas pricing, planned drilling activity, future results of operations, projected cash flow and liquidity, business strategy and other plans and objectives for future operations. No assurances can be given that the forward-looking statements contained in this Report will occur as projected and actual results may differ materially from those projected. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include, without limitation, volatility in commodity prices for crude oil and natural gas, the presence or recoverability of estimated reserves, the ability to replace reserves, environmental risks, drilling and operating risks, exploration and development risks, competition, government regulation or other actions, the ability of management to execute its plans to meet its goals and other risks inherent in Noble Energy's businesses that are discussed in Noble Energy's most recent annual report on Form 10-K, quarterly report on Form 10-Q, and in other Noble Energy reports on file with the Securities and Exchange Commission. These reports are also available from the sources described above. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Noble Energy does not assume any obligation to update any forward-looking statements should circumstances or management’s estimates or opinions change.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOBLE ENERGY, INC.

Date:	April 20, 2020	By:	/s/ Kenneth M. Fisher
Kenneth Fisher
Executive Vice President, Chief Financial Officer